UBS Money Series

UBS Select Government Preferred Fund

UBS Select Prime Preferred Fund

Supplement to the Prospectus dated August 26, 2016

November 1, 2016

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Government Preferred Fund and UBS Select Prime Preferred Fund (each, a “fund” and together, the “funds”) regarding a voluntary fee waiver for each fund.

The Prospectus is hereby supplemented as shown below.

UBS Asset Management (Americas) Inc. (“UBS AM”) will continue to voluntarily waive 0.04% of its management fee (imposed at the related master fund level) and 0.04% of its administrative fees (imposed at the feeder fund level) until December 31, 2016 in order to continue to voluntarily reduce UBS Select Government Preferred Fund’s expenses by 0.08% until December 31, 2016. These voluntary fee waivers are in addition to the pre-existing contractual fee waiver arrangements that cap UBS Select Government Preferred Fund’s ordinary operating expense ratio at 0.14% through August 31, 2017; the contractual cap is not being increased. The aggregate impact of both the voluntary fee waivers and the contractual fee waiver is to reduce the fund’s ordinary operating expense ratio to 0.06% until December 31, 2016. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectus.

Effective from November 1, 2016 through December 31, 2016, UBS AM will voluntarily waive 0.06% of its management fee (imposed at the related master fund level) and 0.04% of its administrative fees (imposed at the feeder fund level) in order to voluntarily reduce UBS Select Prime Preferred Fund’s expenses by 0.10%. These voluntary fee waivers are in addition to the pre-existing contractual fee waiver arrangements that cap UBS Select Prime Preferred Fund’s ordinary operating expense ratio at 0.14% through August 31, 2017; the contractual cap is not being increased. The aggregate impact of both the voluntary fee waivers and the contractual fee waiver is to reduce the fund’s ordinary operating expense ratio to 0.04% until December 31, 2016. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectus.

The management fees and the administrative fees are referred to collectively as “Management fees” in the fee table included in the “Fund summary” at the front of each fund’s Prospectus.

ZS-844

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the funds’ performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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